SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF TRUST

(the “Trust”)

(A Unit Investment Trust)

Supplement dated April 28, 2017

to the Prospectus dated February 14, 2017, as supplemented

Effective May 1, 2017 (the “Effective Date”), State Street Global Markets, LLC, the marketing agent to the Trust, will be renamed State Street Global Advisors Funds Distributors, LLC.

Accordingly, as of the Effective Date, all references in the Prospectus to State Street Global Markets, LLC and SSGM are deleted and replaced with State Street Global Advisors Funds Distributors, LLC and SSGA FD, respectively. In additional, the following changes are made as of the Effective Date:

●

The first paragraph of the sub-section entitled “Procedures for Purchase of Creation Units” within the section entitled “Purchases and Redemptions of Creation Units” beginning on page 40 of the Prospectus is hereby deleted and replaced in its entirety as follows:

All creation orders must be placed in Creation Units and must be received by the Trustee by no later than the Closing Time (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed, in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and/or described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. An affiliate of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

●	The fifth paragraph within the section entitled “Expenses of the Trust” on page 56 of the Prospectus is hereby deleted and replaced in its entirety as follows:

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with SSGA FD, an affiliate of the Trustee, pursuant to which SSGA FD has agreed to market and promote the Trust. SSGA

FD is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. An affiliate of SSGA FD separately receives fees from the Trustee for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE